STI CLASSIC FUNDS
Supplement dated December 5, 2006, to the
STI Classic Small Cap Quantitative Equity Fund and
STI Classic Large Cap Quantitative Equity Fund
Prospectuses (A, C and I Shares)
dated August 1, 2006
Effective December 4, 2006, Stephen Futch replaced Edward Best as manager of the STI Classic Small Cap Quantitative Equity and STI Classic Large Cap Quantitative Equity Funds. The “Portfolio Managers” section in each Prospectus is revised as follows:
Mr. Stephen Futch, CFA, has served as Director of Trusco since June 2006 and has been with Trusco since 2003. He has managed both the Small Cap Quantitative Equity Fund and the Large Cap Quantitative Equity Fund since December 2006. Prior to joining Trusco, Mr. Futch was a portfolio manager with Sun Trust Bank from August 1997 to December 2002. He has more than 9 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.